PG&E Corporation                                                                                                                                                   Exhibit 99.2

Table 1: Earnings Summary
Third Quarter and Year-to-Date, 2005 vs. 2004
(in millions, except per share amounts)

	Three months ended September 30,				Nine months ended September 30,

	Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)		Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)
	2005	2004	2005	2004	2005	2004	2005	2004

Pacific Gas and Electric Company and Holding Company [1]
Pacific Gas and Electric Company	$244	$252	$0.63	$0.59	$738	$740	$1.89	$1.74
Holding Company	(5)	(10)	(0.01)	(0.02)	(11)	(25)	(0.02)	(0.06)

Earnings from Operations	239	242	0.62	0.57	727	715	1.87	1.68

Items Impacting Comparability [2]
Chapter 11 Settlement Agreement	-	-	-	-	-	2,950	-	6.94
2003 GRC Settlement	-	-	-	-	-	120	-	0.28
Energy Crisis/ Chapter 11 Interest Costs	-	(11)	-	(0.03)	(3)	(94)	(0.01)	(0.21)
Dividend Participation Rights	-	(3)	-	(0.01)	-	(41)	-	(0.10)
Other	-	-	-	-	-	(17)	-	(0.04)

Total	-	(14)	-	(0.04)	(3)	2,918	(0.01)	6.87

Discontinued Operations - NEGT (3)	13	-	0.03	-	13	-	0.03	-

PG&E Corporation Earnings on a GAAP basis	$252	$228	$0.65	$0.53	$737	$3,633	$1.89	$8.55

[1]	Earnings from operations exclude items impacting comparability as noted in the following discussion.
[2]	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with generally accepted accounting principles, or GAAP.
[3]

During the third quarter of 2005, PG&E Corporation received additional information from NEGT regarding income to be included in PG&E Corporation's 2004 federal income tax return. This information was incorporated in the 2004 tax return, which was filed with the IRS in September 2005. As a result, 2004 federal income tax liability was reduced approximately $19 million. In addition, NEGT provided additional information with respect to amounts previously included in PG&E Corporation's 2003 federal income tax return. This change resulted in PG&E Corporation's 2003 federal income tax liability increasing approximately $6 million. These two adjustments, netting to $13 million, were recognized in income from discontinued operations in the third quarter of 2005.

PG&E Corporation

DISCUSSION ON TABLE 1:
1.

Earnings from operations for PG&E Corporation excludes items impacting comparability, as discussed below. On a GAAP basis, PG&E Corporation earned $252 million for the three months ended September 30, 2005 and $228 million for the three months ended September 30, 2004. For the nine months ended September 30, 2005, the Corporation earned $737 million on a GAAP basis and $3,633 million for the nine months ended September 30, 2004.

On a GAAP basis, the Utility earned $244 million for the three months ended September 30, 2005 and $244 million for the three months ended September 30, 2004. For the nine months ended September 30, 2005, the Utility earned $735 million on a GAAP basis and $3,718 million for the nine months ended September 30, 2004.

2.	Items impacting comparability for the three months ended September 30, 2004 include:
	a)	The effect of the incremental interest costs of $7 million ($0.02 per share) from the increased amount and cost of debt resulting from the California energy crisis and the Utility's Chapter 11 filing;
b)

The increased costs of $4 million ($0.01 per share) related to the NEGT's Chapter 11 filing and generally consisting of external legal consulting fees, financial advisory fees and other related costs; and

c)

The change in the estimated market value of non-cumulative dividend participation rights of $3 million ($0.01 per share) included within the Holding Company's $280 million principal amount of 9.5% Convertible Subordinated Notes.

3.	Items impacting comparability for the nine months ended September 30, 2005 include:
a)

The net effect of incremental interest costs of approximately $3 million ($0.01 per share), after-tax incurred by the Utility through February 10, 2005 and related to generator disputed claims in the Utility's Chapter 11 proceeding, which are not considered recoverable.

4.	Items impacting comparability for the nine months ended September 30, 2004 include:
a)

A gain of approximately $2,950 million ($6.94 per share) related to the establishment of regulatory assets contemplated in the December 19, 2003 settlement agreement, or Settlement Agreement, entered into between the Utility, PG&E Corporation and the CPUC to resolve the Utility's Chapter 11 proceeding;

b)

The Utility's recognition of a gain of approximately $120 million ($0.28 per share), after-tax, related to the prior year impact and regulatory asset recognition resulting from the CPUC decision approving the 2003 GRC;

c)

The net effect of incremental interest costs of $80 million ($0.18 per share) from the increased amount and cost of debt resulting from the California energy crisis and the Utility's Chapter 11 filing;

d)

The increased cost of $14 million ($0.03 per share) related to the Utility's and NEGT's Chapter 11 filings and generally consisting of external legal consulting fees, financial advisory fees and other related costs;

e)

The change in the estimated value of non-cumulative dividend participation rights of $41 million ($0.10 per share) included within the Holding Company's $280 million principal amount of 9.5% Convertible Subordinated Notes; and

	f)	The Utility's recognition of $17 million ($0.04 per share) in charges related to obligations to invest in clean energy technology and donate land, included in the Settlement Agreement.

PG&E Corporation

Table 2: Earnings per Common Share from Operations
Third Quarter 2005 vs. Third Quarter 2004
($/Share)

Q3 2004 EPS from Operations [1]	$0.57

Higher equity earnings on rate base [2]	0.03
Fewer shares outstanding	0.06
Gas transmission revenue and other items	0.02
Lower interest and other miscellaneous at Holding Company	0.01

0.12

Elimination of earnings on the settlement regulatory asset [3]	(0.07)

Q3 2005 EPS from Operations [1]	$0.62

Table 3: Earnings per Common Share from Operations
Year-to-Date 2005 vs. Year-to-Date 2004
($/Share)

Q3 2004 YTD EPS from Operations [1]	$1.68

2004 Diablo Canyon refueling outage	0.04
Higher equity earnings on rate base [2]	0.08
Fewer shares outstanding	0.16
Lower interest and other miscellaneous at Holding Company	0.05
Electric transmission contract settlements	0.03
Gas transmission revenue	0.02
Miscellaneous items	0.03

0.41

Elimination of earnings on the settlement regulatory asset [3]	(0.19)
Increased estimate of environmental remediation	(0.03)

(0.22)

Q3 2005 YTD EPS from Operations [1]	$1.87

1.	See Table 1 for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.
2.	The Utility's equity ratio reached its authorized level of 52% in January 2005, compared to approximately 49% as of the end of third quarter 2004.
3.

The Utility earned a return on the settlement regulatory asset only through February 10, 2005 (when Energy Recovery Bonds were issued to refinance the settlement regulatory asset) compared to three full quarters in 2004.

PG&E Corporation

Table 4: Share Statistics
Third Quarter 2005 vs. Third Quarter 2004
(shares in millions, except per share amounts)

	Third Quarter 2005	Third Quarter 2004	% Change

Common Stock Data

Book Value per share - end of period [1]	$22.00	$20.55	7.06%

Weighted average common shares outstanding, basic	372	399	(6.77%)
Employee stock-based compensation	4	9	(55.56%)

Weighted average common shares outstanding, diluted	376	408	(7.84%)
9.5% Convertible Subordinated Notes (participating securities)	19	19	-

Weighted average common shares outstanding and participating securities, diluted	395	427	(7.49%)

1.	Common shareholders equity per common share outstanding (excluding shares held by Elm Power Corporation, a wholly-owned subsidiary of PG&E Corporation) at period end.

Source: PG&E Corporation's Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 5: Pacific Gas and Electric Company Operating Statistics
Third Quarter and Year-to-Date, 2005 vs. 2004

	Three Months Ending September 30		Nine Months Ending September 30

	2005	2004	2005	2004

Electric Sales (in millions kWh)
Residential	8,631	8,208	22,706	22,174
Commercial	8,941	8,866	24,234	24,192
Industrial	3,999	3,976	11,166	11,140
Agricultural	1,523	1,737	2,843	3,416
BART, public street and highway lighting	205	141	596	381
Other electric utilities	7	4	27	10

Sales from Energy Deliveries	23,306	22,932	61,572	61,313

Total Electric Customers at September 30, 2005			4,991,797	4,920,993

Bundled Gas Sales (in millions MCF)
Residential	26	25	149	145
Commercial	14	14	58	57
Industrial	-	-	-	-

Total Bundled Gas Sales	40	39	207	202
Transportation Only	186	186	420	461

Total Gas Sales	226	225	627	663

Total Gas Customers at September 30, 2005			4,155,203	4,081,953

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,714	4,724	14,141	11,832
Hydro (net)	3,152	2,538	9,792	8,095
Fossil	267	235	833	674

Total Utility Generation	8,133	7,497	24,766	20,601

Purchased Power
Qualifying Facilities	4,566	5,048	13,505	14,354
Irrigation Districts	1,103	983	3,105	3,269
Other Purchased Power	477	58	888	433
Spot Market Purchases/Sales, net	2,120	2,740	909	6,961

Total Purchased Power	8,266	8,829	18,407	25,017

Delivery from DWR	5,696	5,789	15,265	14,853

Delivery to Direct Access Customers	2,375	2,486	6,701	6,878

Others (includes energy loss)	(1,164)	(1,669)	(3,567)	(6,036)

Total Electric Energy Delivered	23,306	22,932	61,572	61,313

Diablo Canyon Performance
Overall capacity factor (including refuelings)	98%	98%	99%	83%
Refueling outage period	None	None	None	3/22/04-6/7/04
Refueling outage duration during the period (days)				77.5

PG&E Corporation

Table 6: 2005 Earnings per Common Share Guidance

	Low	High

Total EPS from Operations	$ 2.20	$ 2.30

Estimated Items Impacting Comparability:
Incremental interest expense [1]	(0.01)	(0.01)
Demand-side management and energy efficiency initiatives [2]	0.24	0.24
Discontinued Operations - NEGT [3]	0.03	0.03

Total EPS on a GAAP Basis	$ 2.46	$ 2.56

[1]

The net effect of incremental interest costs incurred by the Utility through February 10, 2005 and related to generator disputed claims in the Utility's Chapter 11 proceeding, which are not considered recoverable.

[2]

The net effect of the settlement agreement between the Utility and the CPUC's Office of Ratepayer Advocates in the Utility's Annual Earnings Assessment Proceeding, or AEAP, approved by the CPUC on October 27, 2005. The decision resolves the Utility's claims that have been pending for several years for shareholder incentives earned by the Utility for the successful implementation of demand-side management, energy efficiency, and low-income energy efficiency programs for past program years 1994 through 2001.

[3]	The net effect of adjustments made in PG&E Corporation's federal income tax returns for 2003 and 2004, based on additional information from NEGT.

Table 7: 2006 Earnings per Common Share Guidance

	Low	High

Total EPS from Operations	$ 2.35	$ 2.45

Estimated Items Impacting Comparability:	0.00	0.00

Total EPS on a GAAP Basis	$ 2.35	$ 2.45

Management's statements regarding 2005 and 2006 guidance for earnings from operations per share for PG&E Corporation constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable. These statements are necessarily subject to various risks and uncertainties. In addition to the risk that the assumptions on which the statements are based (including that the Utility earns its authorized rate of return on equity on a projected rate base of approximately $16.2 billion for 2006 which assumes the Utility makes certain capital expenditures, the second series of energy recovery bonds is issued in November 2005 in the approximate amount of $850 million, and that PG&E Corporation repurchases additional shares of its common stock) prove to be inaccurate, many factors could cause actual results to differ materially from those contemplated by the forward-looking statements, as discussed in PG&E Corporation's reports filed with the Securities and Exchange Commission during 2005.

PG&E Corporation

Table 8: Rate Base - Pacific Gas and Electric Company
(in billions)

	2004	2005	2006
	Recorded	Estimated	Estimated

Total Weighted Average Rate Base	$ 14.8	$ 15.2	$ 16.2

PG&E Corporation

Table 9: General Earnings Sensitivities for 2005
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact

Rate base	+/- $100 million change in rate base [1]	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $8 million

Share count	+/- 1% change in average shares	-/+ $0.02 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share

[1]	Assumes earning 11.22% on equity portion (52%).

PG&E Corporation

Table 10: Cash Flow Sources and Uses
Year-to-Date 2005
PG&E Corporation Consolidated

Cash and Cash Equivalents, January 1, 2005	$972

Sources of Cash
Cash from operations	$2,117
Debt issued	451
Common stock issued	231
Decrease in restricted cash	453
Net proceeds from sale of assets	19
Proceeds from issuance of energy recovery bonds, net	1,874
Other, net	61

$5,206

Uses of Cash
Capital expenditures	$1,318
Repayments under credit facilities and short-term borrowings	300
Long-term debt matured, redeemed, or repurchased	1,556
Rate reduction bonds matured	214
Energy recovery bonds matured	77
Preferred stock with mandatory redemption provisions redeemed	122
Preferred stock without mandatory redemption provisions redeemed	36
Common stock repurchased	1,087
Preferred dividends paid	12
Common stock dividends paid	223

$4,945

Cash and Cash Equivalents, September 30, 2005	$1,233

Source: PG&E Corporation's Condensed Consolidated Statements of Cash Flows included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 11: Consolidated Cash Position
2005 vs. 2004
(in millions)

	2005	2004	Change

Cash Flow from Operating Activities (YTD September 30)
Holding Company	$(10)	$82	$(92)
Pacific Gas and Electric Company	2,127	1,258	869

	$2,117	$1,340	$777

Consolidated Cash Balance (at September 30)
Holding Company	$377	$876	$(499)
Pacific Gas and Electric Company	856	980	(124)

	$1,233	$1,856	$(623)

Consolidated Restricted Cash Balance (at September 30)
Holding Company	$-	$361	$(361)
Pacific Gas and Electric Company	1,527	2,004	(477)

	$1,527	$2,365	$(838)

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 12: Long-Term Debt
Third Quarter 2005 vs. Year-End 2004
(in millions)

	Balance At

(in millions)	September 30, 2005	December 31, 2004

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Other long-term debt	-	1
Less: current portion	-	(1)

	280	280
Utility
First mortgage bonds/senior notes
3.60% to 6.05% bonds, due 2009-2034	5,100	6,200
Unamortized discount, net of premium	(17)	(17)

Total first mortgage bonds/senior notes	5,083	6,183
Pollution control bond loan agreements, variable rates, due 2026	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2023	345	345
Pollution control bond loan agreements, variable rates, due 2016-2026	454	-
Pollution control bond reimbursement obligations, variable rates, due 2005	-	454
Other	2	4
Less: current portion	(2)	(757)

Long-term debt, net of current portion	6,696	7,043

Total consolidated long-term debt, net of current portion	$6,976	$7,323

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 13: Repayment Schedule and Interest Rates - Long-Term Debt, Energy Recovery Bonds and Rate Reduction Bonds
(in millions, except interest rates)

(in millions)	2005	2006	2007	2008	2009	Thereafter	Total

Long-term debt:
PG&E Corporation
Average fixed interest rate	-	-	-	-	-	9.50%	9.50%
Fixed rate obligations	$-	$-	$-	$-	$-	$280	$280
Utility
Average fixed interest rate	-	-	-	-	3.60%	5.42%	5.22%
Fixed rate obligations	$-	$-	$-	$-	$600	$5,028	$5,628
Variable interest rate as of September 30, 2005	-	-	-	-	-	2.68%	2.68%
Variable rate obligations	$-	$-	$-	$-	$-	$1,068	$1,068
Other	2	-	-	-	-	-	2

Total consolidated long-term debt	$2	$-	$-	$-	$600	$6,376	$6,978

Energy Recovery Bonds & Rate Reduction Bonds:
Utility
Average fixed interest rate	6.42%	6.44%	6.48%	-	-	-	6.46%
Rate reduction bonds	$76	$290	$290	$-	$-	$-	$656

Average fixed interest rate	3.32%	3.55%	3.87%	3.87%	4.05%	4.35%	4.05%
Energy recovery bonds	$63	$221	$230	$239	$248	$810	$1,811

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 14: PG&E Corporation
Condensed Consolidated Statements of Income
(Unaudited)

(in millions, except per share amounts)	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2005	2004	2005	2004

Operating Revenues
Electric	$2,107	$2,042	$5,546	$5,902
Natural gas	697	581	2,424	2,198

Total operating revenues	2,804	2,623	7,970	8,100

Operating Expenses
Cost of electricity	742	792	1,626	2,003
Cost of natural gas	326	239	1,293	1,096
Operating and maintenance	740	677	2,177	2,297
Recognition of regulatory assets	-	-	-	(4,900)
Depreciation, amortization and decommissioning	481	406	1,320	1,056
Reorganization professional fees and expenses	-	-	-	6

Total operating expenses	2,289	2,114	6,416	1,558

Operating Income	515	509	1,554	6,542
Reorganization interest income	-	-	-	8
Interest income	22	15	60	46
Interest expense	(145)	(159)	(438)	(565)
Other income (expense), net	(14)	4	(16)	(46)

Income Before Income Taxes	378	369	1,160	5,985
Income tax provision	139	141	436	2,352

Income From Continuing Operations	239	228	724	3,633
Discontinued Operations (Note 7)	13	-	13	-

Net Income	$252	$228	$737	$3,633

Weighted Average Common Shares Outstanding, Basic	372	399	376	397

Earnings Per Common Share From Continuing Operations, Basic	$0.63	$0.55	$1.88	$8.73

Net Earnings Per Common Share, Basic	$0.66	$0.55	$1.91	$8.73

Earnings Per Common Share From Continuing Operations, Diluted	$0.62	$0.53	$1.86	$8.55

Net Earnings Per Common Share, Diluted	$0.65	$0.53	$1.89	$8.55

Dividends Declared Per Common Share	$0.30	$-	$0.90	$-

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 15: PG&E Corporation
Condensed Consolidated Balance Sheets

	Balance At

(in millions)	September 30,	December 31,
	2005 (Unaudited)	2004

ASSETS
Current Assets
Cash and cash equivalents	$1,233	$972
Restricted cash	1,527	1,980
Accounts receivable:
Customers (net of allowance for doubtful accounts of $105 million in 2005 and $93 million in 2004)	2,120	2,085
Regulatory balancing accounts	483	1,021
Inventories:
Gas stored underground	265	175
Materials and supplies	136	129
Prepaid expenses and other	243	46

Total current assets	6,007	6,408

Property, Plant and Equipment
Electric	22,073	21,519
Gas	8,688	8,526
Construction work in progress	679	449
Other	15	15

Total property, plant and equipment	31,455	30,509
Accumulated depreciation	(11,907)	(11,520)

Net property, plant and equipment	19,548	18,989

Other Noncurrent Assets
Regulatory assets	6,000	6,526
Nuclear decommissioning funds	1,693	1,629
Other	912	988

Total other noncurrent assets	8,605	9,143

TOTAL ASSETS	$34,160	$34,540

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 15 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets

	Balance At

(in millions, except share amounts)	September 30,	December 31,
	2005 (Unaudited)	2004

LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
Short-term borrowings	$-	$300
Long-term debt, classified as current	2	758
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	228	-
Accounts payable:
Trade creditors	568	762
Disputed claims and customer refunds	1,841	2,142
Regulatory balancing accounts	1,149	369
Other	414	352
Interest payable	401	461
Income taxes payable	199	185
Deferred income taxes	111	394
Other	1,212	905

Total current liabilities	6,415	6,918

Noncurrent Liabilities
Long-term debt	6,976	7,323
Rate reduction bonds	366	580
Energy recovery bonds	1,583	-
Regulatory liabilities	3,935	4,035
Asset retirement obligations	1,370	1,301
Deferred income taxes	3,165	3,531
Deferred tax credits	116	121
Preferred stock of subsidiary with mandatory redemption provisions (redeemable, 6.30% and 6.57%, no shares outstanding at September 30, 2005, 4,925,000 shares outstanding at December 31, 2004)	-	122
Other	1,747	1,690

Total noncurrent liabilities	19,258	18,703

Commitments and Contingencies
Preferred Stock of Subsidiaries	252	286
Preferred Stock
Preferred stock, no par value, 80,000,000 shares, $100 par value, 5,000,000 shares, none issued	-	-
Common Shareholders Equity
Common stock, no par value, authorized 800,000,000 shares, issued 397,945,522 common and 1,391,028 restricted shares in 2005 and 414,985,014 common and 1,535,268 restricted shares in 2004	6,312	6,518
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	(26)	(26)
Accumulated earnings	2,672	2,863
Accumulated other comprehensive loss	(5)	(4)

Total common shareholders equity	8,235	8,633

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$34,160	$34,540

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 16: PG&E Corporation
Condensed Consolidated Statement of Cash Flows
(Unaudited)

(in millions)	Nine Months Ended
	September 30,

	2005	2004

Net income	$737	$3,633
Discontinued operations	(13)	-

Net income from continuing operations	724	3,633
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation, amortization and decommissioning	1,295	1,056
Recognition of regulatory assets	-	(4,900)
Deferred income taxes and tax credits, net	(658)	2,360
Other deferred charges and noncurrent liabilities	(133)	(183)
Net effect of changes in operating assets and liabilities:
Short-term investments	(6)	-
Accounts receivable	58	42
Inventories	(97)	(61)
Accounts payable	(80)	78
Accrued taxes	14	4
Regulatory balancing accounts, net	940	(323)
Other working capital	(58)	572
Payments authorized by the bankruptcy court on amounts classified as liabilities subject to compromise	-	(1,022)
Other, net	118	84

Net cash provided by operating activities	2,117	1,340

Cash Flows From Investing Activities
Capital expenditures	(1,318)	(1,110)
Net proceeds from sale of assets	19	28
Decrease (increase) in restricted cash	453	(1,601)
Other, net	3	(55)

Net cash used in investing activities	(843)	(2,738)
01
Cash Flows From Financing Activities
Repayments under credit facilities and short-term borrowings	(300)	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $74 million in 2004	451	7,346
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	1,874	-
Long-term debt matured, redeemed or repurchased	(1,556)	(7,553)
Rate reduction bonds matured	(214)	(213)
Energy recovery bonds matured	(77)	-
Preferred stock with mandatory redemption provisions redeemed	(122)	(15)
Preferred stock without mandatory provisions redeemed	(36)	-
Common stock issued	231	121
Common stock repurchased	(1,087)	-
Preferred dividends paid	(12)	(88)
Common stock dividends paid	(223)	-
Other	58	(2)

Net cash used in financing activities	(1,013)	(404)

Net change in cash and cash equivalents	261	(1,802)
Cash and cash equivalents at January 1	972	3,658

Cash and cash equivalents at September 30	$1,233	$1,856

Table 16 (continued): PG&E Corporation
Condensed Consolidated Statement of Cash Flows
(Unaudited)

Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$13
Cash paid for:
Interest (net of amounts capitalized)	373	522
Income taxes paid, net	1,051	96
Reorganization professional fees and expenses	-	21
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$111	$-
Transfer of liabilities and other payables subject to compromise to operating assets and liabilities	-	(2,877)

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 17: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income

(Unaudited)

	Three Months Ended		Nine Months Ended
(in millions)	September 30,		September 30,

	2005	2004	2005	2004

Operating Revenues
Electric	$2,107	$2,042	$5,546	$5,902
Natural gas	697	581	2,424	2,198

Total operating revenues	2,804	2,623	7,970	8,100

Operating Expenses
Cost of electricity	742	792	1,626	2,003
Cost of natural gas	326	239	1,293	1,096
Operating and maintenance	738	671	2,179	2,271
Recognition of regulatory assets	-	-	-	(4,900)
Depreciation, amortization and decommissioning	481	405	1,320	1,054
Reorganization professional fees and expenses	-	-	-	6

Total operating expenses	2,287	2,107	6,418	1,530

Operating Income	517	516	1,552	6,570
Reorganization interest income	-	-	-	8
Interest income	20	11	59	36
Interest expense	(138)	(141)	(416)	(512)
Other income (expense), net	(3)	14	9	43

Income Before Income Taxes	396	400	1,204	6,145
Income tax provision	148	152	457	2,410

Net Income	248	248	747	3,735
Preferred dividend requirement	4	4	12	17

Income Available for Common Stock	$244	$244	$735	$3,718

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 18: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets

	Balance At

(in millions)	September 30,	December 31,
	2005	2004
	(Unaudited)

ASSETS
Current Assets
Cash and cash equivalents	$856	$783
Restricted cash	1,527	1,980
Accounts receivable:
Customers (net of allowance for doubtful accounts of
$105 million in 2005 and $93 million in 2004)	2,120	2,085
Related parties	2	2
Regulatory balancing accounts	483	1,021
Inventories:
Gas stored underground and fuel oil	265	175
Materials and supplies	136	129
Prepaid expenses and other	239	43

Total current assets	5,628	6,218

Property, Plant and Equipment
Electric	22,073	21,519
Gas	8,688	8,526
Construction work in progress	679	449

Total property, plant and equipment	31,440	30,494
Accumulated depreciation	(11,894)	(11,507)

Net property, plant and equipment	19,546	18,987

Other Noncurrent Assets
Regulatory assets	6,000	6,526
Nuclear decommissioning funds	1,693	1,629
Other	865	942

Total other noncurrent assets	8,558	9,097

TOTAL ASSETS	$33,732	$34,302

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 18 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets

	Balance At

(in millions, except share amounts)	September 30,	December 31,
	2005	2004
	(Unaudited)

LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
Short term borrowings	$-	$300
Long-term debt, classified as current	2	757
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	228	-
Accounts payable:
Trade creditors	568	762
Disputed claims and customer refunds	1,841	2,142
Related parties	22	20
Regulatory balancing accounts	1,149	369
Other	401	337
Interest payable	395	461
Income taxes payable	179	102
Deferred income taxes	85	377
Other	1,068	869

Total current liabilities	6,228	6,786

Noncurrent Liabilities
Long-term debt	6,696	7,043
Rate reduction bonds	366	580
Energy recovery bonds	1,583	-
Regulatory liabilities	3,935	4,035
Asset retirement obligations	1,370	1,301
Deferred income taxes	3,288	3,629
Deferred tax credits	116	121
Preferred stock with mandatory redemption provisions (redeemable, 6.30% and 6.57%, no shares outstanding)	-	122
Other	1,615	1,555

Total noncurrent liabilities	18,969	18,386

Commitments and Contingencies
Shareholders Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5% to 6%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares in 2005 and
4.36% to 7.04%, outstanding 5,973,456 shares in 2004	113	149
Common stock, $5 par value, authorized 800,000,000 shares,
issued 299,291,477 shares	1,496	1,606
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,901	2,041
Reinvested earnings	5,360	5,667
Accumulated other comprehensive loss	(5)	(3)

Total shareholders equity	8,535	9,130

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$33,732	$34,302

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

PG&E Corporation

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Statement of Cash Flows
(Unaudited)

(in millions)	Nine Months Ended
	September 30,

	2005	2004

Cash Flows From Operating Activities
Net income	$747	$3,735
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation, amortization and decommissioning	1,294	1,054
Recognition of regulatory assets	-	(4,900)
Deferred income taxes and tax credits, net	(638)	2,395
Other deferred charges and noncurrent liabilities	(136)	(121)
Net effect of changes in operating assets and liabilities:
Accounts receivable	58	42
Inventories	(97)	(61)
Accounts payable	(83)	77
Accrued taxes	77	87
Regulatory balancing accounts, net	940	(323)
Other working capital	(55)	285
Payments authorized by the bankruptcy court on amounts classified as liabilities subject to compromise	-	(1,022)
Other, net	20	10

Net cash provided by operating activities	2,127	1,258

Cash Flows From Investing Activities
Capital expenditures	(1,318)	(1,110)
Net proceeds from sale of assets	19	28
Decrease (increase) in restricted cash	453	(1,601)
Other, net	3	(50)

Net cash used in investing activities	(843)	(2,733)

Cash Flows From Financing Activities
Repayments under credit facilities and short-term borrowings	(300)	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $74 million in 2004	451	7,346
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	1,874	-
Long-term debt matured, redeemed or repurchased	(1,554)	(7,552)
Rate reduction bonds matured	(214)	(213)
Energy recovery bonds matured	(77)	-
Common stock dividends paid	(330)	-
Preferred dividends paid	(12)	(88)
Preferred stock with mandatory redemption provisions redeemed	(122)	(15)
Preferred stock without mandatory redemption provisions redeemed	(36)	-
Common stock repurchased	(960)	-
Other, net	69	(2)

Net cash used in financing activities	(1,211)	(524)

Net change in cash and cash equivalents	73	(1,999)
Cash and cash equivalents at January 1	783	2,979

Cash and cash equivalents at September 30	$856	$980

PG&E Corporation

Table 19 (continued): Pacific Gas and Electric Company
Condensed Consolidated Statement of Cash Flows
(Unaudited)

Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$13
Cash paid for:
Interest (net of amounts capitalized)	360	466
Income taxes paid, net	1,047	94
Reorganization professional fees and expenses	-	21
Supplemental disclosures of noncash investing and financing activities
Equity contribution for settlement of POR payable	$-	$(128)
Transfer of liabilities and other payables subject to compromise (to) from operating assets and liabilities	-	(2,877)

Source: PG&E Corporation's and Pacific Gas and Electric Company's Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation's and Pacific Gas and Electric Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.